                                                                  EXHIBIT T3E.11

     MUST BE RECEIVED BY 5:00 P.M. ATLANTA, GEORGIA TIME ON JANUARY 7, 2000

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

IN RE:                             )         CASE NO. 98-60390
                                   )
PARAGON TRADE BRANDS, INC.,        )         CHAPTER 11
                                   )
Federal Tax I.D. No. 91-1554663    )         JUDGE MURPHY
                                   )
             Debtor.               )         BALLOT
 ...............................    x         For Second Amended Plan of
                                             Reorganization






                                   CLASS 3 A
                                UNSECURED CLAIMS

1. VOTE ON PLAN NOTE:PLEASE CHECK ONLY ONE BOX. IF NO BOXES ARE CHECKED, OR IF BOTH BOXES ARE CHECKED, THIS BALLOT WILL BE COUNTED AS A VOTE TO ACCEPT THE PLAN. A BALLOT THAT IS NOT SIGNED WILL NOT COUNT.

                         ACCEPT PLAN  [ ]                     REJECT PLAN  [ ]
                         -----------                          -----------

2.       CONVENIENCE CLASS ELECTION.

         CLAIMS OVER $5,000.00 BUT NOT MORE THAN $10,000.00. Claimant hereby elects to reduce its claim to $5,000.00 and receive Class 3B Convenience Claim treatment under the Plan (a cash distribution of 50% of the allowed amount of the claim as reduced). Election of Convenience Claim treatment shall be deemed a vote in favor of the Plan.

                             YES   [ ]                           NO   [ ]
                             ---                                 --

3.       TAX INFORMATION   Under penalties of perjury, claimant certifies that:

         A.    Claimant's correct taxpayer identification number is:
                   (Social Security Number)_______-____-_______,
                   (or Employer Identification Number)______-_____________; and

         B.    Please check the Appropriate Box(es):

                   Claimant is not subject to backup withholding because:

                   [ ] (a)  Claimant is exempt from backup withholding, or

                   [ ] (b) Claimant has not been notified by the Internal
                           Revenue Service ("IRS") that Claimant is subject to backup withholding as a result of a failure to report all interest or dividends; or

                   [ ] (c) The IRS has notified Claimant that Claimant is no
                           longer subject to backup withholding.

4. SIGNATURE By signing this Ballot the undersigned certifies that it is either (a) creditor with a claim to which this Ballot pertains that is designated in the above-referenced class of Unsecured Claims pursuant to the Plan, or (b) an authorized signatory of such a creditor, and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that such vote is subject to all the terms and conditions set forth in the Disclosure Statement.

         Name (Print)
                           ---------------------------------------------------
         Signature:
                           ---------------------------------------------------
         Title:
                           ---------------------------------------------------
         Date Completed:
                           ---------------------------------------------------

  PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS BALLOT

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         On November 18, 1999, the United States Bankruptcy Court for the Northern District of Georgia (the "Court") approved the Disclosure Statement for the Second Amended Plan of Reorganization for the Debtor (as may be amended, the "Disclosure Statement") jointly filed by Paragon Trade Brands, Inc. ("Paragon" or the "Debtor") and its Official Committee of Unsecured Creditors (together, the "Proponents") on November 15, 1999 and directed the Proponents to solicit votes with regard to the approval or rejection of the Proponents' Second Amended Plan of Reorganization dated November 15, 1999 (as may be amended, the "Plan") attached as an exhibit thereto.

         TO HAVE YOUR VOTE COUNT, YOU MUST COMPLETE, SIGN AND RETURN THIS BALLOT SO THAT IT IS RECEIVED BY BANKRUPTCY SERVICES, LLC (THE "VOTING AGENT") NOT LATER THAN 5:00 P.M., ATLANTA, GEORGIA TIME, ON JANUARY 7, 2000 (THE "VOTING DEADLINE"). FAXED BALLOTS WILL BE COUNTED ONLY IF THE ORIGINAL IS RECEIVED WITHIN THREE (3) CALENDAR DAYS OF THE VOTING DEADLINE. ONLY ORIGINAL BALLOTS WITH ORIGINAL SIGNATURES WILL BE COUNTED. BALLOTS SHOULD BE RETURNED TO THE FOLLOWING ADDRESS:

(if mailed)                                (if sent by Overnight courier)
Bankruptcy Services LLC                    Bankruptcy Services LLC
Paragon Plan Voting Center                 70 East 55th Street
P.O. Box 5159                              6th Floor
FDR Station                                New York, NY 10022
New York, New York  10150-5159

         It is important that you vote. The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least 2/3 in amount and more than 1/2 in number of claims actually voting in each voting class of claims, and by the holders of at least 2/3 in amount of interests actually voting in each voting class of interests. The votes of the claims actually voted in your class will bind those who do not vote. In the event that the requisite acceptances are not obtained, the Court may nevertheless confirm the Plan if at least one impaired class of claims or interests has accepted the Plan and the Court finds that it accords fair and equitable treatment to, and does not discriminate unfairly against, the class(es) rejecting it and otherwise satisfies the requirements of Section 1129(b) of title 11 of the United States Code (the "Bankruptcy Code").

         Your signature is required in order for your vote to be counted. If the claim is held by a partnership, the ballot should be executed in the name of the partnership by a general partner. If the claim is held by a corporation, the ballot must be executed by an officer. If you are signing in a representative capacity, also indicate your title after your signature.

         This ballot has been prepared to reflect the class(es) in which you are eligible to vote. If you have claims or interests in more than these classes, you may receive more than one ballot. IF YOU RECEIVE MORE THAN ONE BALLOT, YOU SHOULD ASSUME THAT EACH BALLOT IS FOR A CLAIM OR AN INTEREST IN A SEPARATE CLASS AND SHOULD COMPLETE AND RETURN ALL OF THEM. If you have any questions, please contact the Voting Agent, Bankruptcy Services, LLC, at (212) 376-8494 (Attn: Bridgette Gallerie).

         Ballots are being sent to all holders of impaired Claims or Interests entitled to vote on the Plan as of the voting record date of November 1, 1999. Pursuant to Section 502 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3018, the Court may estimate and temporarily allow a Claim for purpose of voting on the Plan. The Proponents may seek an order of the Court, temporarily allowing, for voting purposes only, certain disputed claims. If the Proponents avail themselves of this right, allowance for voting purposes does not constitute allowance for purpose of distributions under the Plan.

         THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN ADMISSION BY THE DEBTOR OF THE VALIDITY OF A CLAIM.

         If your ballot is damaged or lost or if you did not receive a ballot you may request a replacement by addressing a written request to Bankruptcy Services LLC at the above address or by calling (212) 376-8494 (Attn:
Bridgette Gallerie).

         Claimants submitting multiple ballots shall be deemed to have voted in the manner of the last ballot cast.

         If a claim is disputed as of the Voting Deadline, the ballot submitted with respect to that claim shall not be counted, except to the extent the Debtor's objection to that claim states otherwise or the Court orders otherwise upon the timely application of the claim holder in accordance with the Court's Order Establishing Voting Procedures, Approving Forms of Ballots, Approving Retention of Balloting Agent, and Establishing and Approving Certain Rights Offering Procedures, Notices and Forms, dated November 18, 1999.

     MUST BE RECEIVED BY 5:00 P.M. ATLANTA, GEORGIA TIME ON JANUARY 7, 2000

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

IN RE:                              )         CASE NO. 98-60390
                                    )
PARAGON TRADE BRANDS, INC.,         )         CHAPTER 11
                                    )
Federal Tax I.D. No. 91-1554663     )         JUDGE MURPHY
                                    )
            Debtor.                 )         MASTER BALLOT
 ...............................     x         For Second Amended Plan of
                                              Reorganization






                                   CLASS 3 B
                               CONVENIENCE CLAIMS

1. VOTE ON PLAN NOTE: PLEASE CHECK ONLY ONE BOX. IF NO BOXES ARE CHECKED, OR IF BOTH BOXES ARE CHECKED, THIS BALLOT WILL BE COUNTED AS A VOTE TO ACCEPT THE PLAN. A BALLOT THAT IS NOT SIGNED WILL NOT COUNT.

                   ACCEPT PLAN   [ ]                    REJECT PLAN   [ ]
                   -----------                          -----------

2.       TAX INFORMATION Under penalties of perjury, claimant certifies that:

         A.    Claimant's correct taxpayer identification number is:
                   (Social Security Number)______-_____-__________,
                   (or Employer Identification Number)_____-______________; and

         B.    Please check the Appropriate Box(es):

                   Claimant is not subject to backup withholding because:

                   [ ]  (a)  Claimant is exempt from backup withholding, or

                   [ ]  (b)  Claimant has not been notified by the Internal
                             Revenue Service ("IRS") that Claimant is subject to backup withholding as a result of a failure to report all interest or dividends; or

                        (c) The IRS has notified Claimant that Claimant is no longer subject to backup withholding.

3. SIGNATURE By signing this Ballot the undersigned certifies that it is either (a) creditor with a claim to which this Ballot pertains that is designated in the above-referenced class of Unsecured Claims pursuant to the Plan, or (b) an authorized signatory of such a creditor, and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that such vote is subject to all the terms and conditions set forth in the Disclosure Statement.

         Name (Print)
                           ---------------------------------------------------

         Signature:
                           ---------------------------------------------------

         Title:
                           ---------------------------------------------------

         Date Completed:
                           ---------------------------------------------------

  PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS BALLOT

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         On November 18, 1999, the United States Bankruptcy Court for the Northern District of Georgia (the "Court") approved the Disclosure Statement for the Second Amended Plan of Reorganization for the Debtor (as may be amended, the "Disclosure Statement") jointly filed by Paragon Trade Brands, Inc. ("Paragon" or the "Debtor") and its Official Committee of Unsecured Creditors (together, the "Proponents") on November 15, 1999 and directed the Proponents to solicit votes with regard to the approval or rejection of the Proponents' Second Amended Plan of Reorganization dated November 15, 1999 (as may be amended, the "Plan") attached as an exhibit thereto.

         TO HAVE YOUR VOTE COUNT, YOU MUST COMPLETE, SIGN AND RETURN THIS BALLOT SO THAT IT IS RECEIVED BY BANKRUPTCY SERVICES, LLC (THE "VOTING AGENT") NOT LATER THAN 5:00 P.M., ATLANTA, GEORGIA TIME, ON JANUARY 7, 2000 (THE "VOTING DEADLINE"). FAXED BALLOTS WILL BE COUNTED ONLY IF THE ORIGINAL IS RECEIVED WITHIN THREE (3) CALENDAR DAYS OF THE VOTING DEADLINE. ONLY ORIGINAL BALLOTS WITH ORIGINAL SIGNATURES WILL BE COUNTED. BALLOTS SHOULD BE RETURNED TO THE FOLLOWING ADDRESS:

(if mailed)                                 (if sent by Overnight courier)
Bankruptcy Services LLC                     Bankruptcy Services LLC
Paragon Plan Voting Center                  70 East 55th Street
P.O. Box 5159                               6th Floor
FDR Station                                 New York, NY 10022
New York, New York 10150-5159

         It is important that you vote. The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least 2/3 in amount and more than 1/2 in number of claims actually voting in each voting class of claims, and by the holders of at least 2/3 in amount of interests actually voting in each voting class of interests. The votes of the claims actually voted in your class will bind those who do not vote. In the event that the requisite acceptances are not obtained, the Court may nevertheless confirm the Plan if at least one impaired class of claims or interests has accepted the Plan and the Court finds that it accords fair and equitable treatment to, and does not discriminate unfairly against, the class(es) rejecting it and otherwise satisfies the requirements of Section 1129(b) of title 11 of the United States Code (the "Bankruptcy Code").

         Your signature is required in order for your vote to be counted. If the claim is held by a partnership, the ballot should be executed in the name of the partnership by a general partner. If the claim is held by a corporation, the ballot must be executed by an officer. If you are signing in a representative capacity, also indicate your title after your signature.

         This ballot has been prepared to reflect the class(es) in which you are eligible to vote. If you have claims or interests in more than these classes, you may receive more than one ballot. IF YOU RECEIVE MORE THAN ONE BALLOT, YOU SHOULD ASSUME THAT EACH BALLOT IS FOR A CLAIM OR AN INTEREST IN A SEPARATE CLASS AND SHOULD COMPLETE AND RETURN ALL OF THEM. If you have any questions, please contact the Voting Agent, Bankruptcy Services, LLC, at (212) 376-8494 (Attn: Bridgette Gallerie).

         Ballots are being sent to all holders of impaired Claims or Interests entitled to vote on the Plan as of the voting record date of November 1, 1999. Pursuant to Section 502 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3018, the Court may estimate and temporarily allow a Claim for purpose of voting on the Plan. The Proponents may seek an order of the Court, temporarily allowing, for voting purposes only, certain disputed claims. If the Proponents avail themselves of this right, allowance for voting purposes does not constitute allowance for purpose of distributions under the Plan.

         THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN ADMISSION BY THE DEBTOR OF THE VALIDITY OF A CLAIM.

         If your ballot is damaged or lost or if you did not receive a ballot you may request a replacement by addressing a written request to Bankruptcy Services LLC at the address set forth above or by calling (212) 376-8494 (Attn:
Bridgette Gallerie).

         Claimants submitting multiple ballots shall be deemed to have voted in the manner of the last ballot cast.

         If a claim is disputed as of the Voting Deadline, the ballot submitted with respect to that claim shall not be counted, except to the extent the Debtor's objection to that claim states otherwise or the Court orders otherwise upon the timely application of the claim holder in accordance with the Court's Order Establishing Voting Procedures, Approving Forms of Ballots, Approving Retention of Balloting Agent, and Establishing and Approving Certain Rights Offering Procedures, Notices and Forms, dated November 18, 1999.

     MUST BE RECEIVED BY 5:00 P.M. ATLANTA, GEORGIA TIME ON JANUARY 7, 2000

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION

IN RE:                              )         CASE NO. 98-60390
                                    )
PARAGON TRADE BRANDS, INC.,         )         CHAPTER 11
                                    )
Federal Tax I.D. No. 91-1554663     )         JUDGE MURPHY
                                    )
              Debtor.               )         BALLOT
 ...............................     x         For Second Amended Plan of Reorganization






                            CLASS 4A - MASTER BALLOT
                    OLD COMMON STOCK INTERESTS ("INTERESTS")

I. AGGREGATE PRINCIPAL AMOUNT OF INTERESTS AS TO WHICH VOTES ARE CAST. By signing this Master Ballot, the undersigned certifies that it is the registered owner (or agent for such owner or owners) as of November 1, 1999, the record date, of _________________ aggregate shares of common stock of Paragon Trade Brands, Inc., for which voting instructions have been received from beneficial owners (the "Beneficial Owners") as listed in Item III below.

II. VOTE ON PLAN - AGGREGATE SHARE AMOUNT. (NOTE: A BALLOT THAT IS NOT SIGNED WILL NOT COUNT.)

             To ACCEPT the Plan
                                          --------------------------------
                                             Aggregate amount of shares
             To REJECT the Plan
                                          --------------------------------
                                             Aggregate amount of shares

III. VOTE ON PLAN - NUMBER OF BENEFICIAL OWNERS.

         The undersigned certifies that the following Beneficial Owners of Interests, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Beneficial Owner Ballots casting votes (indicate the aggregate share amount for each respective account under the appropriate column. Please use additional sheets of paper if necessary):

        Customer Name and/or Identifying Number for                                    Share Amount
        Each Beneficial Owner                                               ACCEPT Plan              REJECT Plan
1.
        --------------------------------------------                ------------------------     --------------------
2.
        --------------------------------------------                ------------------------     --------------------
3.
        --------------------------------------------                ------------------------     --------------------
4.
        --------------------------------------------                ------------------------     --------------------

IV. The undersigned certifies that it has transcribed below the information, if any, provided in Item III of each Beneficial Owner Ballot received from a Beneficial Owner (please use additional sheets of paper if necessary):

Customer Name and/or Account Name of Registered Holder for Each Beneficial Owner or Nominee of Other Account

Customer Name and/or Account #                 Name of Registered Holder                   Amount of Shares Held and Voted
for Each Beneficial Owner                      or Nominee of Other Account

1.
    --------------------------------------     ---------------------------------------     -------------------------------------
2.
    --------------------------------------     ---------------------------------------     -------------------------------------
3.
    --------------------------------------     ---------------------------------------     -------------------------------------
4.
    --------------------------------------     ---------------------------------------     -------------------------------------


V. SIGNATURE By signing this Master Ballot, the undersigned certifies that (i) each Beneficial Owner of Interests whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement, (ii) each such Beneficial Owner has not cast more than one vote for any purpose, including share amount, even if such Beneficial Owner holds securities of the same type in more than one account, and (iii) it is the registered holder of the Interests to which this ballot pertains and/or has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of this vote to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

         Name (Print)
                            ------------------------------------------------
         Signature:
                            ------------------------------------------------
         Title:
                            ------------------------------------------------
         Date Completed:
                            ------------------------------------------------

  PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS BALLOT

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         Paragon Trade Brands, Inc. ("Paragon" or the "Debtor") is soliciting votes of your customers or constituents who are beneficial holders of Interests on the Second Amended Plan of Reorganization for the Debtor, dated November 15, 1999 (as may be amended, the "Plan") referred to in the Disclosure Statement for the Second Amended Plan of Reorganization, dated as of November 15, 1999 (as may be amended, the "Disclosure Statement'). The capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. This Master Ballot is to identify the vote of your customers or constituents who own interests in Class 4A under the Plan ("Interests").

         To have the vote of your customers count, you should deliver the Disclosure Statement, Plan and Beneficial Owner Ballot to each Beneficial Owner for whom you hold Interests and you must COMPLETE, SIGN AND RETURN THIS MATER BALLOT SO THAT IT IS RECEIVED BY BANKRUPTCY SERVICES, LLC (THE "VOTING AGENT") NOT LATER THAN 5:00 P.M. ATLANTA, GEORGIA TIME, ON JANUARY 7, 2000 (THE "VOTING DEADLINE"). FAXED BALLOTS WILL BE COUNTED ONLY IF THE ORIGINAL IS RECEIVED WITHIN THREE (3) CALENDAR DAYS OF THE VOTING DEADLINE. ONLY ORIGINAL BALLOTS WITH ORIGINAL SIGNATURES WILL BE COUNTED. Ballots should be returned to the following address:

(if mailed -)                                (if sent by overnight courier -)

Bankruptcy Services LLC                      Bankruptcy Services LLC
Paragon Plan Voting Center                   70 East 55th Street
P.O. Box 5159                                6th Floor
FDR Station                                  New York, NY 10022
New York, New York  10150-5159

         It is important that you vote. The Plan can be confirmed by the Court and thereby made binding on creditors and interest holders if it is accepted by the holders of at least 2/3 in amount and more than 1/2 in number of claims actually voting in each voting class of claims, and by the holders of at least 2/3 in amount of interests actually voting in each voting class of interests. The votes of the claims and interests actually voted in each class will bind those who do not vote. In the event that the requisite acceptances are not obtained, the Court may nevertheless confirm the Plan if at least one impaired class of claims or interests has accepted the Plan and the Court finds that it accords fair and equitable treatment to, and does not discriminate unfairly against, the class(es) rejecting it and otherwise satisfies the requirements of
Section 1129(b) of title 11 of the United States Code (the "Bankruptcy Code").

         Your signature is required in order for your customers' or constituents' votes to be counted. If you are a partnership, the ballot should be executed in the name of the partnership by a general partner. If you are a corporation, the ballot must be executed by an officer. If you are signing in a representative capacity, also indicate your title after your signature.

         This ballot has been prepared to reflect the class(es) in which you are eligible to vote. If you have claims or interests in more than these classes, you may receive more than one ballot. IF YOU RECEIVE MORE THAN ONE BALLOT, YOU SHOULD ASSUME THAT EACH BALLOT IS FOR A CLAIM OR AN INTEREST IN A SEPARATE CLASS AND SHOULD COMPLETE AND RETURN ALL OF THEM. If you have any questions, please contact the Voting Agent, Bankruptcy Services, LLC, at (212) 376-8494 (Attn: Bridgette Gallerie).

         Ballots are being sent to all holders of impaired Claims or Interests entitled to vote on the Plan as of the voting record date of November 1, 1999. Pursuant to Section 502 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3018, the Court may estimate and temporarily allow a Claim for purpose of voting on the Plan. The Proponents may seek an order of the Court, temporarily allowing, for voting purposes only, certain disputed claims. If the Proponents avail themselves of this right, allowance for voting purposes does not constitute allowance for purpose of distributions under the Plan.

         THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR INTEREST OR AN ADMISSION BY THE DEBTOR OF THE VALIDITY OF ANY CLAIMS OR INTERESTS.

         If your ballot is damaged or lost or if you did not receive a ballot you may request a replacement by addressing a written request to Bankruptcy Services, LLC or by calling (212) 376-8494 (Attn: Bridgette Gallerie).

         Claimants and Interest holders submitting multiple ballots shall be deemed to have voted in the manner of the last ballot cast.

         If a claim is disputed as of the Voting Deadline, the ballot submitted with respect to that claim shall not be counted, except to the extent the Debtor's objection to that claim states otherwise or the Court orders otherwise upon the timely application of the claim holder in accordance with the Court's Order Establishing Voting Procedures, Approving Forms of Ballots and Approving Retention of Balloting Agent, and Establishing and Approving Certain Rights Offering Procedures, Notices and Forms, dated November 18, 1999.

     MUST BE RECEIVED BY 5:00 P.M. ATLANTA, GEORGIA TIME ON JANUARY 7, 2000

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF GEORGIA
                                ATLANTA DIVISION


IN RE:                             )         CASE NO. 98-60390
                                   )
PARAGON TRADE BRANDS, INC.,        )         CHAPTER 11
                                   )
Federal Tax I.D. No. 91-1554663    )         JUDGE MURPHY
                                   )
             Debtor.               )         BALLOT
 ...............................    x         For Second Amended Plan of
                                             Reorganization







                                    CLASS 4A
                           OLD COMMON STOCK INTERESTS
                               BENEFICIAL HOLDERS

1. VOTE ON PLAN NOTE:PLEASE CHECK ONLY ONE BOX. IF NO BOXES ARE CHECKED, OR IF BOTH BOXES ARE CHECKED, THIS BALLOT WILL BE COUNTED AS A VOTE TO ACCEPT THE PLAN. A BALLOT THAT IS NOT SIGNED WILL NOT COUNT.


            ACCEPT PLAN                          REJECT PLAN
            -----------                          -----------
                [ ]                                  [ ]


2.    TAX INFORMATION Under penalties of perjury, Interestholder certifies that:

          1.   Interestholder's correct taxpayer identification number is:

                   (Social Security Number)______-____-________,
                   (or Employer Identification Number)____-_______________; and

          2.   Please check the Appropriate Box(es):

                   Interestholder is not subject to backup withholding because:

                   (a) Interestholder is exempt from backup withholding, or

                   (b) Interestholder has not been notified by the Internal Revenue Service ("IRS") that Interestholder is subject to backup withholding as a result of a failure to report all interest or dividends; or

                   (c) The IRS has notified Interestholder that Interestholder is no longer subject to backup withholding.

3. SIGNATURE By signing this Ballot the undersigned certifies that it is either (a) an interestholder with an interest to which this Ballot pertains that is designated in the above-referenced class of Old Common Stock Interests pursuant to the Plan, or (b) an authorized signatory of such an interestholder, and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that such vote is subject to all the terms and conditions set forth in the Disclosure Statement.

         Name (Print)
                           --------------------------------------
         Signature:
                           --------------------------------------
         Title:
                           --------------------------------------
         Date Completed:
                           --------------------------------------

  PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS BALLOT

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         On November 18, 1999, the United States Bankruptcy Court for the Northern District of Georgia (the "Court") approved the Disclosure Statement for the Second Amended Plan of Reorganization (as may be amended, the "Disclosure Statement") filed by Paragon Trade Brands, Inc. ("Paragon" or the "Debtor") and its Official Committee of Unsecured Creditors (together with Paragon, the "Proponents") on November 15, 1999 and directed the Proponents to solicit votes with regard to the approval or rejection of the Second Amended Plan of Reorganization dated November 15, 1999 (as may be amended, the "Plan") attached as an exhibit thereto.

         TO HAVE YOUR VOTE COUNT, YOU MUST COMPLETE, SIGN AND RETURN THIS BALLOT SO THAT IT IS RECEIVED EITHER (i) BY THE BALLOTING AGENT, BANKRUPTCY SERVICES, LLC, NOT LATER THAN 5:00 P.M., ATLANTA, GEORGIA TIME ON JANUARY 7, 2000 (THE "VOTING DEADLINE") OR (ii) IF YOU ARE NOT ALSO THE RECORD HOLDER OF THE INTERESTS BEING VOTED HEREIN, BY YOUR BROKER, BANK OR NOMINEE, OR OTHER INTERMEDIARY IN SUFFICIENT TIME FOR YOUR BROKER, BANK OR NOMINEE OR OTHER INTERMEDIARY TO TRANSMIT YOUR VOTE TO THE BALLOTING AGENT BY THE VOTING DEADLINE. FAXED BALLOTS WILL BE COUNTED ONLY IF THE ORIGINAL IS RECEIVED WITHIN THREE (3) CALENDAR DAYS OF THE VOTING DEADLINE. BALLOTS OF RECORD HOLDERS SHOULD BE RETURNED TO THE FOLLOWING ADDRESS:


(if mailed)                                    (if sent by overnight courier)


Bankruptcy Services LLC                        Bankruptcy Services LLC
Paragon Plan Voting Center                     70 East 55th Street
P.O. Box 5159                                  6th Floor
FDR Station                                    New York, NY 10022
New York, New York  10150-5159


         It is important that you vote. The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least 2/3 in amount and more than 1/2 in number of claims actually voting in each voting class of claims, and by the holders of at least 2/3 in amount of interests actually voting in each voting class of interests. The votes of the interests actually voted in your class will bind those who do not vote. In the event that the requisite acceptances are not obtained, the Court may nevertheless confirm the Plan if at least one impaired class of claims or interests has accepted the Plan and the Court finds that it accords fair and equitable treatment to, and does not discriminate unfairly against, the class(es) rejecting it and otherwise satisfies the requirements of Section 1129(b) of title 11 of the United States Code (the "Bankruptcy Code").

         Your signature is required in order for your vote to be counted. If the interest is held by a partnership, the ballot should be executed in the name of the partnership by a general partner. If the interest is held by a corporation, the ballot must be executed by an officer. If you are signing in a representative capacity, also indicate your title after your signature.

         This ballot has been prepared to reflect the class(es) in which you are eligible to vote. If you have claims or interests in more than these classes, you may receive more than one ballot. IF YOU RECEIVE MORE THAN ONE BALLOT, YOU SHOULD ASSUME THAT EACH BALLOT IS FOR A CLAIM OR AN INTEREST IN A SEPARATE CLASS AND SHOULD COMPLETE AND RETURN ALL OF THEM. If you have any questions, please contact the Voting Agent, Bankruptcy Services, LLC, at (212) 376-8494 (Attn: Bridgette Gallerie).

         Ballots are being sent to all holders of impaired Claims or Interests entitled to vote on the Plan as of the voting record date November 1, 1999. Pursuant to Section 502 of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 3018, the Court may estimate and temporarily allow a Claim for purpose of voting on the Plan. The Proponents may seek an order of the Court, temporarily allowing, for voting purposes only, certain disputed claims. If the Proponents avail themselves of this right, allowance for voting purposes does not constitute allowance for purpose of distributions under the Plan.

         THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR INTEREST OR AN ADMISSION BY THE DEBTOR OF THE VALIDITY OF A CLAIM OR INTEREST.

         If your ballot is damaged or lost or if you did not receive a ballot you may request a replacement by addressing a written request to Bankruptcy Services, LLC or by calling (212) 376-8494 (Attn: Bridgette Gallerie).

         Claimants or interestholders submitting multiple ballots shall be deemed to have voted in the manner of the last ballot cast.

         If a claim or interest is disputed as of the Voting Deadline, the ballot submitted with respect to that claim or interest shall not be counted, except to the extent the Debtor's objection to that claim or interest states otherwise or the Court orders otherwise upon the timely application of the claim or interest holder in accordance with the Court's Order Establishing Voting Procedures, Approving Forms of Ballots, Approving Retention of Balloting Agent, and Establishing Certain Rights Offering Procedures, Notices and Forms, dated November 18, 1999.